As filed with the Securities and Exchange Commission on April 29, 2025.

Registration No. 333-286777

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

to

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

SILO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	2834	27-3046338
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

677 N. Washington Boulevard
Sarasota, Florida 34236
(718) 400-9031

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Eric Weisblum

Chief Executive Officer

Silo Pharma, Inc.

677 N. Washington Boulevard

Sarasota, Florida 34236

(718) 400-9031

(Name, address including zip code, and telephone number, including area code, of agent for service)

With copies to:

Richard A. Friedman, Esq.	Robert F. Charron, Esq.
Greg Carney, Esq.	John J. Hart, Esq.
Sheppard Mullin Richter & Hampton, LLP	Ellenoff Grossman & Schole LLP
30 Rockefeller Plaza	1345 Avenue of The Americas
New York, NY 10112	New York, NY 10105
Phone: (212) 653-8700	Phone: (212) 370-1300

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule l2b-2 of the Exchange Act.

Large accelerated filer ☐	Smaller reporting company ☒
Accelerated filer ☐	Emerging Growth Company ☐
Non-accelerated filer ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment”) to the Registration Statement on Form S-1 (File No. 333-286777) of Silo Pharma, Inc. (“Registration Statement”) is being filed solely for the purpose of filing the (i) Engagement Letter dated March 5, 2025 between Silo Pharma, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”) as Exhibit 10.44 and (ii) Amendment to Engagement Letter dated April 8, 2025 between the Company and Wainwright as Exhibit 10.45. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page, Exhibit 10.44, Exhibit 10.45 and the Exhibit Index. The remainder of the Registration Statement is unchanged and therefore has not been included in this Amendment.

Item 16. Exhibits.

EXHIBIT INDEX

Exhibits	Description
2.1	Plan of Conversion dated December 19, 2023, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 20, 2023 and incorporated herein by reference
3.1	Articles of Incorporation of Silo Pharma, Inc., a Nevada corporation, filed as an Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed with the Commission on December 20, 2023 and incorporated herein by reference.
3.2	Bylaws of Silo Pharma, Inc., a Nevada corporation, filed as an Exhibit 3.4 to the Company’s Current Report on Form 8-K, filed with the Commission on December 20, 2023 and incorporated herein by reference.
3.3	Articles of Conversion filed with the Nevada Secretary of State on December 19, 2023, filed as an Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 20, 2023 and incorporated herein by reference.
3.4	Certificate of Conversion filed with the Delaware Secretary of State on December 19, 2023, filed as an Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Commission on December 20, 2023 and incorporated herein by reference.
4.1	Description of the Registrant’s Securities, filed as Exhibit 4.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Commission on March 28, 2025 and incorporated herein by reference.
4.2	Form of Representative’s Warrant, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2022 and incorporated herein by reference.
4.3	Form of Warrant, filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 6, 2024 and incorporated herein by reference.
4.4	Form of Placement Agent Warrant, filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 6, 2024 and incorporated herein by reference.
4.5	Form of Warrant, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2024 and incorporated herein by reference.
4.6	Form of Placement Agent Warrant, filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2024 and incorporated herein by reference.
4.7	Form of Common Stock Purchase Warrant*
4.8	Form of Pre-Funded Warrant*
4.9	Form of Placement Agent Warrant*
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP*
10.1	Stock Purchase Agreement dated April 24, 2013 between Point Capital, Inc. and Alpha Capital Anstalt, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on April 30, 2013 and incorporated herein by reference.
10.2	Corrected Asset Purchase Agreement with Blind Faith Concepts Holdings, Inc. dated September 28, 2018, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on December 20, 2018 and incorporated herein by reference.
10.3	Form of Return to Treasury Agreement, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on December 20, 2018 and incorporated herein by reference.
10.4	Form of Securities Purchase Agreement, dated October 2019, between Uppercut Brands, Inc., and Investors, filed as an exhibit to the Annual Report on Form 10-K filed with the Commission on March 20, 2020 and incorporated herein by reference.
10.5	Form of convertible note agreement with Investors dated October 2019, filed as an exhibit to the Annual Report on Form 10-K filed with the Commission on March 20, 2020 and incorporated herein by reference.

10.6	Form of Warrant, dated October 2019, filed as an exhibit to the Quarterly Report on Form 10-Q filed with the Commission on November 13, 2019 and incorporated herein by reference.
10.7	Form of Securities Purchase Agreement for the purchase of Series B preferred shares, dated November 2019, between Uppercut Brands, Inc., and Investors, filed as an exhibit to the Annual Report on Form 10-K filed with the Commission on March 20, 2020 and incorporated herein by reference.
10.8	Form of Warrant related to Series B preferred shares, dated November 2019, between Uppercut Brands, Inc., and Investors, filed as an exhibit to the Annual Report on Form 10-K, filed with the Commission on March 20, 2020 and incorporated herein by reference.
10.9	Form of registration rights agreement related to Series B preferred shares, dated November 2019, between Uppercut Brands, Inc., and Investors, filed as an exhibit to the Annual Report on Form 10-K filed with the Commission on March 20, 2020 and incorporated herein by reference.
10.10	Form of Exchange Agreement for Convertible Notes, dated as of April 15, 2020, filed as an exhibit to the Current Report on Form 8-K/A, filed with the Commission on April 22, 2020 and incorporated herein by reference.
10.11	Form of Exchange Agreement for Series B Preferred Stock, dated as of April 15, 2020, filed as an exhibit to the Current Report on Form 8-K/A, filed with the Commission on April 22, 2020 and incorporated herein by reference.
10.12	Form of Subscription Agreement, dated as of April 17, 2020, filed as an exhibit to the Current Report on Form 8-K/A, filed with the Commission on April 22, 2020 and incorporated herein by reference.
10.13	Form of Consulting Agreement, dated as of April 17, 2020, filed as an exhibit to the Current Report on Form 8-K/A, filed with the Commission on April 22, 2020 and incorporated herein by reference.
10.14	Form of Advisory Agreement, dated as of April 17, 2020, filed as an exhibit to the Current Report on Form 8-K/A, filed with the Commission on April 22, 2020 and incorporated herein by reference.
10.15	Form of Securities Purchase Agreement, dated as of April 28, 2020, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on April 28, 2020 and incorporated herein by reference.
10.16	Form of Registration Rights Agreement, dated as of April 28, 2020, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on April 28, 2020 and incorporated herein by reference.
10.17	Form of Lock-Up Agreement, dated as of April 28, 2020, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on April 28, 2020 and incorporated herein by reference.
10.18	Patent License Agreement by and among the Company and Silo Pharma, Inc., a Florida corporation and their affiliates and subsidiaries and AIkido Pharma Inc., filed as an exhibit to the Current Report on Form 8-K filed with the Commission on January 11, 2021 and incorporated herein by reference.
10.19	Sponsored Research Agreement by and between the Company and the University of Maryland, Baltimore, filed as an exhibit to the Current Report on Form 8-K filed with the Commission on January 11, 2021 and incorporated herein by reference.
10.20+	Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan, filed as an exhibit to the Current Report on Form 8-K filed with the Commission on January 28, 2021 and incorporated herein by reference.
10.21	Form of Securities Purchase Agreement, dated as of February 9, 2021, between Silo Pharma, Inc. and the signatories thereto (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 10, 2021)
10.22	Form of Warrant (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 10, 2021)
10.23	Form of Registration Rights Agreement, dated as of February 9, 2021, between Silo Pharma, Inc. and the signatories thereto (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on February 10, 2021)
10.24	Form of Lock-Up Agreement, dated as of February 9, 2021 (Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on February 10, 2021)
10.25	Form of Placement Agent Warrant (Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K/A filed on February 12, 2021)
10.26#	Master License Agreement, dated February 12, 2021, by and between the Company and the University of Maryland, Baltimore (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 16, 2021)
10.27#	Letter of Intent, dated February 12, 2021, by and between the Company and Aikido Pharma, Inc. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 16, 2021)
10.28	Patent License Agreement by and among the Company and Silo Pharma, Inc., a Florida corporation and their affiliates and subsidiaries and Aikido Pharma Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2021).
10.29	Sponsored Research Agreement by and between the Company and the University of Maryland, Baltimore (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2021).

10.30	Underwriting Agreement by and between the Company and Laidlaw & Company (UK) Ltd., as representative of the several underwriters named therein, dated September 26, 2022. (Incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 30, 2022.)
10.31	Representative’s Warrant, dated as of September 29, 2022. (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 30, 2022.)
10.32	Ryweck Employment Agreement, dated September 28, 2022. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 30, 2022.)
10.33	Form of First Amendment to Sponsored Research Agreement by and between the Company and Columbia University. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report om Form 8-K filed with the SEC on October 18, 2022).
10.34	Employment Agreement by and between the Company and Eric Weisblum, dated October 12, 2022. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 18, 2022).
10.35	First Amendment to Employment Agreement by and between the Company and Daniel Ryweck, dated October 12, 2022. (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on October 18, 2022).
10.36	Silo Pharma, Inc. Amended and Restated 2020 Omnibus Equity Incentive Plan, filed as Appendix A to the Company Definitive Proxy Statement on Schedule 14A filed with the SEC on October 23, 2023 and incorporated herein by reference.
10.37	Form of Securities Purchase Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 6, 2024 and incorporated herein by reference.
10.38	Form of Lock-Up Agreement, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 6, 2024 and incorporated herein by reference.
10.39	Exclusive License Agreement dated June 28, 2024 with Columbia University, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2024 and incorporated herein by reference.
10.40	Form of Securities Purchase Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2024 and incorporated herein by reference.
10.41	Form of Lock-Up Agreement, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2024 and incorporated by reference herein.
10.42+	Second Amendment to Employment Agreement dated November 11, 2024 between the Company and Daniel Ryweck, filed as Exhibit 10.3 to our Quarterly Report on Form 10-Q for the period ended September 30, 2024 and incorporated herein by reference.
10.43	Form of Securities Purchase Agreement*
10.44	Engagement Letter dated March 5, 2025 between Silo Pharma, Inc. and H.C. Wainwright & Co., LLC
10.45	Amendment to Engagement Letter dated April 8, 2025 between Silo Pharma, Inc. and H.C. Wainwright & Co., LLC
21.1	Subsidiaries, filed as Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Commission on March 25, 2024 and incorporated herein by reference.
23.1	Consent of Salberg & Company, P.A.*
23.2	Consent of Sheppard Mullin Richter & Hampton LLC (included in Exhibit 5.1)*
24.1	Power of Attorney (included on signature page)*
107	Filing fee table*
101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Previously filed
**	Certain confidential portions of this exhibit have been redacted from the publicly filed document because such portions are (i) not material and (ii) would be competitively harmful if publicly disclosed.
+	Indicates a management contract or any compensatory plan, contract or arrangement.
#	Portions of this exhibit (indicated by asterisks) have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sarasota, State of Florida, on April 29, 2025.

SILO PHARMA, INC.

By:	/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer and Chairman